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                                                                    EXHIBIT 23.2


              Consent of Independent Certified Public Accountants


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-90166 and 33-98748) of Harvard Industries, Inc. of our report dated November 4, 1996 appearing on page F-2 of this Form 10-K.








Price Waterhouse LLP
Tampa, Florida
December 26, 1996